UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 23, 2004

HYPERTENSION DIAGNOSTICS, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	0-24635	41-1618036

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2915 Waters Road, Suite 108 Eagan, Minnesota		55121

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 651-687-9999

Item 4. Changes in Registrant’s Certifying Accountant
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 Letter from Ernst & Young LLP
Letter from Ernst & Young LLP

Item 1 through 3, 5, 6, and 8 through 12 are not applicable and therefore omitted.

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Previous independent accountants.

(i)	On June 23, 2004, the Audit Committee of the Board of Directors of Hypertension Diagnostics, Inc. (the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”) as the Company’s independent accountants.

(ii)	The reports of Ernst & Young on the financial statements of the Company as of and for the years ended June 30, 2003 and June 30, 2002, the two most recent fiscal years, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. However, the report for the year ended June 30, 2002 did contain an explanatory paragraph wherein Ernst & Young expressed substantial doubt about the Company’s ability to continue as a going concern.

(iii)	The Company’s Audit Committee recommended and approved the decision to change independent accountants.

(iv)	In connection with its audits for the 2003 and 2002 fiscal years, and through June 23, 2004, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to such disagreements in their reports on the financial statements for such years and subsequent interim period.

(v)	The Company has requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements. A copy of such letter, dated June 23, 2004, is filed as Exhibit 99.1 to this Form 8-K.

(b)	New independent accountants.

On June 23, 2004, the Audit Committee of the Board of Directors of the Company engaged Virchow, Krause & Company, LLP as its new independent accountants. In the Company’s two most recent fiscal years, and any subsequent interim period to the date hereof, the Company has not consulted with Virchow, Krause & Company, LLP regarding the following:

(i)	the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Virchow, Krause & Company, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a “disagreement,” as that term is defined in Item 304 (a) (1) (iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

     The following is filed as an exhibit to this Report:

Exhibit No.	Description of Exhibit
99.1	Letter from Ernst & Young LLP dated June 23, 2004 regarding change in certifying accountant

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HYPERTENSION DIAGNOSTICS, INC.
By /s/ James S. Murphy
Its Senior Vice President, Finance and
Dated: June 24, 2004	Administration and Chief Financial Officer

EXHIBIT INDEX
HYPERTENSION DIAGNOSTICS, INC.
Form 8-K Current Report
Date of Report: June 23, 2004

Exhibit Number

99.1	Letter from Ernst & Young LLP dated June 23, 2004 regarding change in certifying accountant.